SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 25, 1998
                                 --------------
                                (Date of Report)


                     BOULDER CAPITAL OPPORTUNITIES III, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


          Colorado                    0-22273                    84-1383888
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)             Identification No.)


                       2434 Vine Place, Boulder, CO 80304
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (303) 442-4206
               ---------------------------------------------------
               (Registrant's telephone number including area code)


                    4750 Table Mesa Drive, Boulder, CO 80303
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.
-------------------------------------------------------

(a)  Section 304(a)(1):

         (i) On March 25, 1998, Boulder Capital Opportunities III, Inc. (the "Company") dismissed the accounting firm of Stark Tinter & Associates, LLC, Englewood, Colorado, who have acted as certifying accountants for the Company for the year ending December 31, 1996.

         (ii) None of the prior certifying accountants' reports on the Company's financial statements for the two most recent fiscal years and any subsequent interim period through the date of resignation contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principle.

         (iii) The change of principal accountants was approved by the Company's Board of Directors on March 25, 1998.

         (iv) The Company is unaware of any disagreement or reportable event with Stark Tinter & Associates, LLC on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which would have caused said accountants to make reference to the subject matter in connection with any report issued by same.

(b) Section 304(a)(2):

         (2) Effective March 25, 1998, the Company has engaged the accounting firm of Schumacher & Associates, Inc., to act as certifying accountants for the year ending December 31, 1997.

         (i) The application of accounting principles to a specific completed or contemplated transaction, or to the type of audit opinion that might be rendered was not an important factor in the decision to change accounting firms.

         (ii)   (not applicable)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  The following exhibit is filed with this report:

              Exhibit 16.0 Statement of prior certifying accountant in response to the information disclosed herein.




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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 14, 1998                       BOULDER CAPITAL OPPORTUNITIES
                                           III, INC.


                                           By   /s/ Robert P. Soehngan
                                             -----------------------------------
                                             Robert P. Soehngen, President



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